Exhibit 99.1
REALNETWORKS ANNOUNCES SECOND QUARTER 2013 RESULTS

SEATTLE - August 7, 2013 - RealNetworks, Inc. (Nasdaq: RNWK) today announced results for the second quarter ended June 30, 2013.
Financial Summary

•	Revenue of $49.9 million

•	Net loss of $(18.5) million or $(0.52) per share

•	Adjusted EBITDA of $(5.8) million

•	Cash and short-term investments of $236.7 million as of June 30, 2013

Recent Announcements

•	On August 1, launched GameHouse Casino Plus, the first social casino game to use a sweepstakes offering U.S. consumers real cash prizes

•	Acquired iconic Slingo, Inc. for $15.6 million, creator of a highly popular social casino game that combines bingo and slots

•	Unveiled plans for a new Seattle headquarters facility, with expected annual cash savings of over $7.0 million as compared to current facility

"We are making good progress on our plan to revitalize RealNetworks," said Rob Glaser, Chairman and interim CEO of RealNetworks. "Last week's launch of GameHouse Casino Plus with the Golden Dreams Sweepstakes, the first social casino game to offer consumers a chance to win large cash prizes, was a major step forward in our program to introduce compelling and innovative new products and services. We think that Casino Plus, along with other new products that we will be rolling out this year, will set the stage to return RealNetworks to growth. There is still much work to be done and it will take time, but we will continue to push forward towards the goal of sustainable growth and profitability."

Second Quarter Results

For the second quarter of 2013, revenue was $49.9 million, a sequential decrease of 12% from the first quarter of 2013, and a decrease of 24% compared with the second quarter of 2012. Revenue trends in each of RealNetworks' businesses in the second quarter of 2013 compared with the year-earlier quarter were: a 17% decrease in RealPlayer Group revenue to $18.4 million, a 29% decrease in Mobile Entertainment revenue to $18.6 million and a 26% decrease in Games revenue to $12.9 million.

Net loss for the second quarter of 2013 was $(18.5) million, or $(0.52) per share, compared with net income of $81.0 million, or $2.32 per diluted share, in the second quarter of 2012, which included the net gain on the sale of patent assets to Intel Corp. of $117.9 million.

Adjusted EBITDA loss for the second quarter of 2013 was $(5.8) million, compared with an adjusted EBITDA loss of $(6.5) million for the second quarter of 2012. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.

As of June 30, 2013, RealNetworks had $236.7 million in unrestricted cash, cash equivalents and short-term investments compared with $271.4 million as of December 31, 2012, of which approximately $42.3 million was held in foreign jurisdictions. In addition, RealNetworks had $46.2 million in restricted cash and available-for-sale securities as of June 30, 2013, compared with $44.3 million as of December 31, 2012.

Segment Operating Results

	2013	2013	2012
	Q2	Q1	Q2
	(in thousands)
Revenue
RealPlayer Group	$18,383	$22,383	$22,158
Mobile Entertainment	18,592	20,495	26,005
Games	12,875	13,915	17,363
Corporate	—	—	—
Total	$49,850	$56,793	$65,526

Operating Income (loss)
RealPlayer Group	$(27)	$866	$4,639
Mobile Entertainment	(990)	552	(2,721)
Games	(2,261)	(1,737)	(2,068)
Corporate	(13,226)	(11,107)	104,318
Total	$(16,504)	$(11,426)	$104,168

Adjusted EBITDA
RealPlayer Group	$470	$1,331	$5,087
Mobile Entertainment	694	3,382	(409)
Games	(1,315)	(1,154)	(1,385)
Corporate	(5,602)	(6,568)	(9,802)
Total	$(5,753)	$(3,009)	$(6,509)

Business Outlook

For the third quarter of 2013, RealNetworks expects total revenue of $47.0 million to $50.0 million, with all segments flat to declining sequentially and declining year over year. We expect adjusted EBITDA for the quarter to be a loss of $(8.0) million to $(11.0) million.

The foregoing forward-looking statements reflect RealNetworks' expectations as of August 7, 2013. It is not RealNetworks' general practice to update these forward-looking statements until its next quarterly results announcement.

Webcast and Conference Call Information
The company will host an audio Webcast conference call to review results and discuss the company's operations for the second quarter at 5:00 p.m. ET on August 7. The Webcast will be available at: http://investor.realnetworks.com
The on-demand Webcast will be available beginning approximately two hours following the conclusion of the live Webcast.
Conference Call Details
5 p.m. ET / 2 p.m. PT

Dial in:
888-790-3162 Domestic
415-228-4854 International

Passcode: Second Quarter Earnings
Leader: Rob Glaser

Telephonic replay will be available until 8 p.m. ET, August 21, 2013.
Replay dial in:
888-566-0411 Domestic
203-369-3041 International

RNWK-F

For More Information
Tim Wan, 206-892-6604, or ir@realnetworks.com

About RealNetworks
RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks' corporate information is located at http://www.realnetworks.com/about-us
RealNetworks, RealPlayer and GameHouse are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the second quarter earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, its plans to attain growth and profitability and undertake certain strategic initiatives, and expected savings from its headquarters relocation. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. Actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended June 30,		Six Months Ended June 30,

	2013	2012	2013	2012
	(in thousands, except per share data)

Net revenue	$49,850	$65,526	$106,643	$132,490

Cost of revenue	19,519	25,962	40,025	53,389

Gross profit	30,331	39,564	66,618	79,101

Sale of patents and other technology assets, net of costs (A)	—	117,933	—	116,353

Operating expenses:
Research and development	14,993	16,028	30,244	33,846
Sales and marketing	19,269	22,694	40,403	46,490
General and administrative	8,691	13,068	18,637	26,344
Restructuring and other charges	816	1,539	2,198	3,148
Lease exit and related charges	3,066	—	3,066	—

Total operating expenses	46,835	53,329	94,548	109,828

Operating income (loss)	(16,504)	104,168	(27,930)	85,626

Other income (expenses):
Interest income, net	179	225	826	869
Gain (loss) on sale of equity and other investments, net	—	3,078	—	3,078
Equity in net loss of Rhapsody investment	(1,347)	(2,114)	(3,580)	(2,482)
Other income (expense), net	(137)	(49)	(28)	1,426

Total other income (expense), net	(1,305)	1,140	(2,782)	2,891

Income (loss) before income taxes	(17,809)	105,308	(30,712)	88,517
Income tax expense (benefit)	662	24,311	(567)	24,535

Net income (loss)	$(18,471)	$80,997	$(30,145)	$63,982

Basic net income (loss) per share	$(0.52)	$2.33	$(0.85)	$1.85
Diluted net income (loss) per share	$(0.52)	$2.32	$(0.85)	$1.83

Shares used to compute basic net income (loss) per share	35,455	34,752	35,399	34,620
Shares used to compute diluted net income (loss) per share	35,455	34,900	35,399	34,914

(A) On April 5, 2012, RealNetworks completed the sale of certain patents and other technology assets to Intel for a cash purchase of $120.0 million.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30, 2013	December 31, 2012
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$129,210	$163,198
Short-term investments	107,536	108,216
Trade accounts receivable, net	25,700	30,754
Deferred costs, current portion	485	825
Deferred tax assets - current	3,845	2,869
Prepaid expenses and other current assets	9,452	17,002
Total current assets	276,228	322,864

Equipment, software, and leasehold improvements, at cost:
Equipment and software	94,231	98,041
Leasehold improvements	22,740	22,767
Total equipment, software, and leasehold improvements	116,971	120,808
Less accumulated depreciation and amortization	92,342	91,492
Net equipment, software, and leasehold improvements	24,629	29,316

Restricted cash equivalents and investments	10,000	10,000
Equity method investment	15,344	19,204
Available for sale securities	36,156	34,334
Other assets	3,262	3,153
Deferred costs, non-current portion	1,300	531
Deferred tax assets, net, non-current portion	1,534	4,911
Other intangible assets, net	9,783	3,275
Goodwill	15,984	6,309

Total assets	$394,220	$433,897

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$18,600	$19,013
Accrued and other current liabilities	47,972	57,530
Deferred revenue, current portion	7,987	8,675
Total current liabilities	74,559	85,218

Deferred revenue, non-current portion	191	169
Deferred rent	441	2,250
Deferred tax liabilities, net, non-current portion	3,194	432
Other long-term liabilities	492	3,100

Total liabilities	78,877	91,169

Shareholders' equity	315,343	342,728

Total liabilities and shareholders' equity	$394,220	$433,897

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2013	2012
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(30,145)	$63,982
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	9,874	8,162
Stock-based compensation	4,058	4,065
Equity in net loss of Rhapsody	3,580	2,482
Deferred income taxes, net	(1,668)	22,496
Gain on sale of patent and other technology assets, net of costs	—	(116,353)
Gain on sale of equity and other investments, net	—	(3,078)
Realized translation gain	(35)	(1,611)
Other	51	(79)
Net change in certain operating assets and liabilities	1,400	2,493
Net cash provided by (used in) operating activities	(12,885)	(17,441)

Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(3,181)	(4,989)
Proceeds from sale of patents and other technology assets, net of costs	—	116,353
Proceeds from sale of equity and other investments	—	4,165
Purchases of short-term investments	(70,647)	(18,637)
Proceeds from sales and maturities of short-term investments	71,327	13,970
Decrease (increase) in restricted cash equivalents and investments, net	—	(5)
Acquisitions of businesses, net of cash acquired	(16,107)	—
Net cash provided by (used in) investing activities	(18,608)	110,857
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	392	1,221
Tax payments from shares withheld upon vesting of restricted stock	(800)	(884)
Payment of contingent consideration	(828)	—
Net cash provided by (used in) financing activities	(1,236)	337
Effect of exchange rate changes on cash and cash equivalents	(1,259)	(546)
Net increase (decrease) in cash and cash equivalents	(33,988)	93,207
Cash and cash equivalents, beginning of period	163,198	106,333
Cash and cash equivalents, end of period	$129,210	$199,540

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2013		2012
	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$18,383	$22,383	$25,838	$21,392	$22,158	$22,081
Mobile Entertainment (B)	18,592	20,495	25,718	22,820	26,005	25,775
Games (C)	12,875	13,915	15,708	14,876	17,363	19,108
Total net revenue	$49,850	$56,793	$67,264	$59,088	$65,526	$66,964

Net Revenue by Product
RealPlayer Group
- License (D)	$6,766	$8,332	$10,956	$6,757	$8,334	$7,733
- Subscriptions (E)	4,193	4,924	6,192	7,056	6,810	7,601
- Media Properties (F)	7,424	9,127	8,690	7,579	7,014	6,747

Mobile Entertainment
- SaaS (G)	17,002	18,674	22,793	20,696	23,286	23,464
- Systems Integration / Professional Services (H)	300	291	1,295	247	965	426
- Technology License & Other (I)	1,290	1,530	1,630	1,877	1,754	1,885

Games
- License (J)	4,089	5,249	5,222	5,136	6,053	7,587
- Subscriptions (K)	5,980	6,312	6,876	6,952	7,536	8,170
- Media Properties (L)	2,806	2,354	3,610	2,788	3,774	3,351

Total net revenue	$49,850	$56,793	$67,264	$59,088	$65,526	$66,964

Net Revenue by Geography
United States	$21,463	$28,024	$28,315	$29,101	$28,614	$31,814
Rest of world	28,387	28,769	38,949	29,987	36,912	35,150
Total net revenue	$49,850	$56,793	$67,264	$59,088	$65,526	$66,964

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as SuperPass.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services, system integration, and professional services to mobile carriers, and sales of technology licenses of our software products such as Helix.

(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of RealPlayer Plus software licenses to consumers and sales of intellectual property licenses.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as SuperPass.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, video on demand, ringtones, ringback tones, and intercarrier messaging services provided to network services providers who are largely mobile phone networks.

(H) Systems Integration / Professional Services revenue within Mobile Entertainment includes professional services, other than those associated with software sales, provided to mobile carriers.
(I) Licensing revenue within Mobile Entertainment includes revenue from Helix-related products.
(J) Licensing revenue within Games includes retail games-related revenue, microtransactions from online and social games and sales of mobile games.
(K) Subscriptions revenue within Games includes revenue from online games subscriptions.
(L) Media Properties revenue within Games includes distribution of third-party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2013		2012	2013	2012
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
RealPlayer Group

Net revenue	$18,383	$22,383	$22,158	$40,766	$44,239
Cost of revenue	4,409	5,311	4,727	9,720	9,291
Gross profit	13,974	17,072	17,431	31,046	34,948

Gross margin	76%	76%	79%	76%	79%

Operating expenses	14,001	16,206	12,792	30,207	28,767
Operating income (loss)	$(27)	$866	$4,639	$839	$6,181

Adjusted EBITDA	$470	$1,331	$5,087	$1,801	$7,072

Mobile Entertainment

Net revenue	$18,592	$20,495	$26,005	$39,087	$51,780
Cost of revenue	11,170	10,832	14,875	22,002	30,353
Gross profit	7,422	9,663	11,130	17,085	21,427

Gross margin	40%	47%	43%	44%	41%

Operating expenses	8,412	9,111	13,851	17,523	28,655
Operating income (loss)	$(990)	$552	$(2,721)	$(438)	$(7,228)

Adjusted EBITDA	$694	$3,382	$(409)	$4,076	$(2,486)

Games

Net revenue	$12,875	$13,915	$17,363	$26,790	$36,471
Cost of revenue	3,381	3,800	5,630	7,181	12,343
Gross profit	9,494	10,115	11,733	19,609	24,128

Gross margin	74%	73%	68%	73%	66%

Operating expenses	11,755	11,852	13,801	23,607	27,939
Operating income (loss)	$(2,261)	$(1,737)	$(2,068)	$(3,998)	$(3,811)

Adjusted EBITDA	$(1,315)	$(1,154)	$(1,385)	$(2,469)	$(2,469)

Corporate

Net revenue	$—	$—	$—	$—	$—
Cost of revenue	559	563	730	1,122	1,402
Gross profit	(559)	(563)	(730)	(1,122)	(1,402)

Gross margin	N/A	N/A	N/A	N/A	N/A

Gain on sale of patents and other technology assets, net of costs	—	—	117,933	—	116,353
Operating expenses	12,667	10,544	12,885	23,211	24,467
Operating income (loss)	$(13,226)	$(11,107)	$104,318	$(24,333)	$90,484

Adjusted EBITDA	$(5,602)	$(6,568)	$(9,802)	$(12,170)	$(16,043)

Total

Net revenue	$49,850	$56,793	$65,526	$106,643	$132,490
Cost of revenue	19,519	20,506	25,962	40,025	53,389
Gross profit	30,331	36,287	39,564	66,618	79,101

Gross margin	61%	64%	60%	62%	60%

Gain on sale of patents and other technology assets, net of costs	—	—	117,933	—	116,353
Operating expenses	46,835	47,713	53,329	94,548	109,828
Operating income (loss)	$(16,504)	$(11,426)	$104,168	$(27,930)	$85,626

Adjusted EBITDA	$(5,753)	$(3,009)	$(6,509)	$(8,762)	$(13,926)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2013		2012	2013	2012
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(27)	$866	$4,639	$839	$6,181
Acquisitions related intangible asset amortization	62	67	79	129	158
Depreciation and amortization	435	398	369	833	733
Adjusted EBITDA	$470	$1,331	$5,087	$1,801	$7,072

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(990)	$552	$(2,721)	$(438)	$(7,228)
Acquisitions related intangible asset amortization	638	813	786	1,451	1,588
Depreciation and amortization	1,046	2,017	1,526	3,063	3,154
Adjusted EBITDA	$694	$3,382	$(409)	$4,076	$(2,486)

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(2,261)	$(1,737)	$(2,068)	$(3,998)	$(3,811)
Acquisitions related intangible asset amortization	230	21	207	251	416
Depreciation and amortization	716	562	476	1,278	926
Adjusted EBITDA	$(1,315)	$(1,154)	$(1,385)	$(2,469)	$(2,469)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(13,226)	$(11,107)	$104,318	$(24,333)	$90,484
Other income (expense), net	(137)	109	(49)	(28)	1,426
Depreciation and amortization	1,859	1,010	601	2,869	1,187
Restructuring and other charges	816	1,382	1,539	2,198	3,148
Stock-based compensation	2,020	2,038	1,722	4,058	4,065
Gain on sale of patents and other technology assets, net of costs	—	—	(117,933)	—	(116,353)
Lease exit and related charges	3,066	—	—	3,066	—
Adjusted EBITDA	$(5,602)	$(6,568)	$(9,802)	$(12,170)	$(16,043)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(16,504)	$(11,426)	$104,168	$(27,930)	$85,626
Other income (expense), net	(137)	109	(49)	(28)	1,426
Acquisitions related intangible asset amortization	930	901	1,072	1,831	2,162
Depreciation and amortization	4,056	3,987	2,972	8,043	6,000
Lease exit and related charges	3,066	—	—	3,066	—
Restructuring and other charges	816	1,382	1,539	2,198	3,148
Stock-based compensation	2,020	2,038	1,722	4,058	4,065
Gain on sale of patents and other technology assets, net of costs	—	—	(117,933)	—	(116,353)
Adjusted EBITDA	$(5,753)	$(3,009)	$(6,509)	$(8,762)	$(13,926)